Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lissa A. Goldenstein, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of Argonaut Technologies, Inc. on Form 10-Q for the three-month period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Argonaut Technologies, Inc.

Date: May 12, 2005

	By:	/s/ LISSA A. GOLDENSTEIN

	Name:	Lissa A. Goldenstein
	Title:	President, Chief Executive Officer